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                                                                    EXHIBIT 10.1

SILICON VALLEY BANK

                           AMENDMENT TO LOAN DOCUMENTS

BORROWER:   FIRST VIRTUAL COMMUNICATIONS, INC., A DELAWARE CORPORATION ("FVCI");
            AND CUSEEME NETWORKS, INC., A DELAWARE CORPORATION ("CNI")

ADDRESS:    3200 BRIDGE PARKWAY, SUITE 202
            REDWOOD CITY, CA 94065

DATE:       MAY 25, 2004 (THE "MAY 2004 AMENDMENT EFFECTIVE DATE")

      THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Silicon"), whose main address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The defined term "May 2004 Amendment Effective Date" set forth above hereby is incorporated into the Loan Agreement.

      Effective as of the May 2004 Amendment Effective Date, Silicon and Borrower agree to amend the Loan and Security Agreement between them, dated as of April 3, 2003 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement") and any and all documents, instruments and agreements relating thereto (collectively, the "Loan Documents"), all as set forth herein. (Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement.)

1.    AMENDMENTS.

      (a) Section 1 of the Schedule to Loan Agreement hereby is amended and restated in its entirety to read as follows:

      1. LOAN

            (Section 1.1): Term Loan. Subject to the terms and conditions of this Agreement: (i) previously made one (1) term loan (the "First Term Loan") to Borrower in the original principal amount of $3,000,000, which has a principal balance of $2,083,333.37 as of the May 2004 Amendment Effective Date (the "First Term Loan May 2004 Balance"); and (ii) has agreed to make, on the May 2004 Amendment Effective Date,


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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
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            one (1) additional term loan (the "Second Term Loan") to Borrower in the original principal amount of $916,666.63 (the "Second Term Loan May 2004 Amount"). The First Term Loan and the Second Term Loan are referred to herein, collectively, as the "Loan". The aggregate principal amount of the Loan as of the May 2004 Amendment Effective Date is $3,000,000 (the "Maximum Credit Amount"), which is the sum of the First Term Loan May 2004 Balance plus the Second Term Loan
            May 2004 Amount.

                  The Loan shall be repaid by the Borrower to Silicon in full in cash on the earliest of the following dates (the "Maturity Date"):
            (i) 364 days following the May 2004 Amendment Effective Date; and
            (ii) the date this Agreement terminates by its terms or is terminated, as provided in this Agreement. On the Maturity Date, all outstanding Obligations (including the entire unpaid principal balance of the Loan, plus all accrued and unpaid interest thereon) shall be due and payable, subject, however, to acceleration as otherwise set forth in this Agreement. No portion of the Loan may be reborrowed after being repaid. Interest on the Loan shall be paid monthly as provided in Section 1.2 of this Loan Agreement. Borrower shall have the right to prepay the Loan in whole or in part and without any penalty or premium.

      (b) The portion of Section 2 of the Schedule to Loan Agreement that currently reads:

            A rate equal to the greater of (a) 6.50% per annum and (b) the sum of the (i) "Prime Rate" in effect from time to time, plus (ii) 2.25% per annum.

   , hereby is amended and restated in its entirety to read as follows:

            A rate equal to the greater of (a) 6.50% per annum and (b) the sum of the (i) "Prime Rate" in effect from time to time, plus (ii) 2.50% per annum.

      (c) The portion of Section 3 of the Schedule to Loan Agreement that currently reads:

            Non-Utilization Fee:    In the event, in any fiscal quarter of
                                    Borrower (or portion thereof commencing on the date hereof) through the quarter ending
                                    December 31, 2003), the original principal amount of the Loan funded on or before the last day of such quarter (the "Funded
                                    Amount"; it being understood that the Funded
                                    Amount shall equal zero at any time prior to the funding of the Loan) is less than the amount of the Maximum Credit Amount, Borrower shall pay


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                                    Silicon a non-utilization fee in an amount
                                    equal to 0.25% per annum on the difference between the amount of the Maximum Credit Amount and the Funded Amount as of the last day of such fiscal quarter, which non-utilization fee shall be computed and paid quarterly, in arrears, on the first day of the following fiscal quarter.

   , hereby is deleted in its entirety.

      (d) The portion of Section 5 of the Schedule to Loan Agreement that currently reads:

                  (A) Minimum Cash
                  on Deposit at
                  Silicon: At all times, Borrower shall maintain not less than $2,900,000 of unrestricted cash on deposit in deposit accounts at Silicon.

   , hereby is deleted in its entirety and replaced with the following:

                  (A) Minimum
                  Quarterly
                  Net Sales
                  Revenue: Borrower shall achieve actual net sales revenues (in accordance with generally accepted accounting principles, consistently applied): (a) of not less than $3,600,000 during the fiscal quarter ending March 31, 2004; (b) of not less than $3,600,000 during the fiscal quarter ending June 30, 2004; (c) of not less than $4,400,000 during the fiscal quarter ending September 30, 2004 and
                                    (d) of not less than $5,200,000 during the fiscal quarter ending December 31, 2004.



      (e) Section 8(1) of the Schedule to Loan Agreement, which currently reads:

                  (1) BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon. Without limiting the generality of the foregoing, Borrower shall, at all times, maintain unrestricted cash and cash equivalents of Borrower, in an amount not less than the Required Deposit Amount, on deposit with Silicon. As used herein, the term "Required Deposit Amount" means, as of any date of determination: (a) $5,000,000, if Borrower's total unrestricted cash and cash equivalents is at least $5,000,000; and (b) 100% of Borrower's total unrestricted cash and cash equivalents at Silicon, if the amount of Borrower's total unrestricted cash


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                        and cash equivalents is less than $5,000,000 (it being
                        understood, however, that at least $2,900,000 of unrestricted cash of Borrower must be on deposit with Silicon at all times in accordance with Section 5(A) of this Schedule). As to any Deposit Accounts and Investment Property (including securities accounts) maintained by Borrower with another institution, Borrower shall cause such institution, within 30 days after the date of this Agreement, to enter into a control agreement in form acceptable to Silicon in its good faith business judgment in order to perfect Silicon's first-priority security interest in such Deposit Accounts and grant Silicon "control" (within the meaning of Articles 8 and 9 of the Code) over such Investment Property (including securities accounts). Thereafter, Borrower shall not maintain any Deposit Accounts or Investment Property (including securities accounts) with any bank, securities intermediary, or other institution unless Silicon has received such a control agreement duly executed by such party in favor of Silicon covering such Deposit Account or Investment Property (including securities accounts), as the case may be.

   , hereby is amended and restated in its entirety to read as follows:

                  (1) BANKING RELATIONSHIP. Borrower shall at all times maintain its primary banking relationship with Silicon. Without limiting the generality of the foregoing, Borrower shall, at all times, maintain all unrestricted cash and cash equivalents of Borrower (except for an amount, if any, up to the below-defined Permitted Other Institutions Deposit Amount) on deposit with Silicon. As used herein, the term "Permitted Other Institutions Deposit Amount" means, as of any date of determination, the lesser of: (a) $750,000; and (b) 20% of Borrower's total unrestricted cash and cash equivalents. Borrower shall not maintain any Deposit Accounts or Investment Property (including securities accounts) with any bank, securities intermediary, or other institution unless Silicon has received a control agreement in form acceptable to Silicon in its good faith business judgment in order to perfect Silicon's first-priority security interest in such Deposit Accounts or grant Silicon "control" (within the meaning of Articles 8 and 9 of the Code) over such Investment Property (including securities accounts), as the case may be.


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      (f) Without limiting the right of Silicon to approve, in its good faith business judgment and from time to time, a percentage higher than 25% with respect to any particular Account Debtor as the concentration limit under the third-to-last sentence of the definition of "Eligible Accounts" in Section 8 of the Loan Agreement, Silicon hereby reduces the concentration limit for the Account Debtor known as CompView from 50% to 35%.

      (g) Without limiting the right of Silicon, in its discretion and from time to time, to pre-approve (or withdraw such approval of) Accounts owing from an Account Debtor located outside the United States or Canada under clause (viii) of the Minimum Eligibility Requirements set forth in the definition of "Eligible Accounts" in Section 8 of the Loan Agreement, Silicon hereby preapproves, under such clause (viii), Accounts owing from the following Account Debtors located outside the United States or Canada: NEC (Japan); Aethra (Italy); Feeder (France); and Durante Telecomunicazi (Italy).

      (h) The portion of Section 4.4 of the Loan Agreement that currently reads:

            As used herein, the term "Designated Amount" means, as of any date of determination, the sum of (y) $4,000,000 plus (z) the aggregate outstanding amount of Obligations (if any).

   , hereby is amended and restated in its entirety to read as follows:

            As used herein, the term "Designated Amount" means, as of any date of determination, $3,000,000.

2. FEE. In consideration for Silicon entering into this Amendment, Borrower shall pay Silicon a fee of $12,500 concurrently with the execution and delivery of this Amendment, which fee shall be non-refundable and in addition to all interest and other fees payable to Silicon under the Loan Documents. Silicon is authorized to charge said fee to Borrower's loan account.

3. ADDITIONAL WARRANTS. Concurrently with the execution and deliver of this Amendment, FVCI shall provide Silicon with new five-year warrants to purchase the Designated Number (as defined below) of shares of common stock of FVCI (the "Shares"), at a price per share equal to the Designated Price (as defined below), on terms acceptable to Silicon, all as set forth in the Warrant to Purchase Stock and related documents being executed and delivered concurrently with this Agreement (collectively, the "May 2004 Warrant"). Said warrants shall be deemed fully earned on the date hereof, shall be in addition to all interest and other fees, and shall be non-refundable. As used herein, the term "Designated Price" means the average per share closing price of the Shares reported during the 30 day period immediately before the date of this Agreement. As used herein, the term "Designated Number" equals the quotient (rounded up to the nearest whole number) obtained from dividing (a) $18,333.33 (i.e., an amount equal to 2.00% of the Second Term Loan May 2004 Amount), by (b) the Designated Price.

4. REPRESENTATIONS TRUE. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and


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correct in all material respects (except to the extent such representations may be affected by transactions permitted by the Loan Agreement, as amended hereby).

5. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and Borrower, and the other Loan Documents between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]


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6. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

Borrower:                                   Silicon:

FIRST VIRTUAL COMMUNICATIONS, INC.          SILICON VALLEY BANK


By     /s/ Truman Cole                          By /s/ Cynthia A. Bitner
       ----------------------------                -----------------------------
Title  Chief Financial Officer              Title  Vice President
       ----------------------------                -----------------------------

CUSEEME NETWORKS, INC.


By     /s/ Truman Cole
       ---------------------------
Title  Chief Financial Officer
       ---------------------------


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